Exhibit 99.1

BEFORE THE PUBLIC UTILITIES COMMISSION
OF THE STATE OF CALIFORNIA

Order Instituting Investigation on the Commission’s Own Motion into the Rates, Operations, Practices, Services and Facilities of Southern California Edison Company and San Diego Gas and Electric Company Associated with the San Onofre Nuclear Generating Station Units 2 and 3.

Investigation 12-10-013 (Filed October 25, 2012)
And Related Matters.	Application 13-01-016 Application 13-03-005 Application 13-03-013 Application 13-03-014

JOINT RESPONSE OF SOUTHERN CALIFORNIA EDISON COMPANY (U 338-E), SAN DIEGO GAS & ELECTRIC COMPANY (U 902-E), THE UTILITY REFORM NETWORK, THE OFFICE OF RATEPAYER ADVOCATES, FRIENDS OF THE EARTH, AND THE COALITION OF CALIFORNIA UTILITY EMPLOYEES TO ASSIGNED COMMISSIONER AND ADMINISTRATIVE LAW JUDGES’ RULING

J. ERIC ISKEN

WALKER A. MATTHEWS, III

RUSSELL A. ARCHER

Southern California Edison Company

2244 Walnut Grove Avenue
Post Office Box 800
Rosemead, CA  91770

Telephone:

(626) 302-6879

Facsimile:

(626) 302-3990

E-mail:

Walker.matthews@sce.com

HENRY WEISSMANN

EMILY B. VIGLIETTA
Munger, Tolles & Olson LLP

355 South Grand Avenue, 35th Floor
Los Angeles, CA  90071
Telephone:

(213) 683-9150
Facsimile:

(213) 683-5150
E-mail:

 Henry.Weissmann@mto.com

Attorneys for SOUTHERN CALIFORNIA EDISON COMPANY
EMMA D. SALUSTRO Attorney for SAN DIEGO GAS & ELECTRIC COMPANY 101 Ash Street San Diego, CA 92101-3017 Telephone: (619) 696-4328 Facsimile: (619) 699-5027 E-mail: esalustro@semprautilities.com	MATTHEW FREEDMAN Attorney for THE UTILITY REFORM NETWORK 785 Market Street, 14th floor San Francisco, CA 94103 Telephone: (415) 929-8876 x304 E-mail: matthew@turn.org

GREGORY HEIDEN

Attorney for

OFFICE OF RATEPAYER ADVOCATES

California Public Utilities Commission

505 Van Ness Avenue

San Francisco, CA  94102

Telephone: (415) 355-5539

Facsimile: (415) 703-2262

E-mail: gregory.heiden@cpuc.ca.gov

LAURENCE G. CHASET

Attorney for FRIENDS OF THE EARTH

Keyes, Fox & Wiedman LLP

436 14th Street, Suite 1305

Oakland, CA  94612

Telephone: (510) 314-8386

Facsimile: (510) 225-3848

E-mail: lchaset@keyesandfox.com

JAMIE L. MAULDIN

Attorney for COALITION OF CALIFORNIA UTILITY EMPLOYEES

Adams Broadwell Joseph & Cardozo

601 Gateway Boulevard, Suite 1000

South San Francisco, CA  94080

Telephone: (650) 589-1660

Facsimile: (650) 589-5062

E-mail: jmauldin@adamsbroadwell.com

Dated: September 19, 2014

Pursuant to the September 5, 2014 “Assigned Commissioner and Administrative Law Judges’ Ruling Requesting Settling Parties to Adopt Modifications to Proposed Settlement Agreement” (“Ruling”), Southern California Edison Company (“SCE”), San Diego Gas & Electric Company (“SDG&E”), the Office of Ratepayer Advocates (“ORA”),1 The Utility Reform Network (“TURN”), Friends of the Earth (“FOE”), and the Coalition of California Utility Employees (“CUE”) (collectively, the “Settling Parties”) jointly submit this Response.

The Settling Parties have previously explained why the Settlement Agreement, as submitted to the California Public Utilities Commission (“Commission”) on April 3, 2014, meets the criteria of Rule 12.1(d) of the Commission’s Rules of Practice and Procedure.  Given the careful balancing of the relevant interests reflected in that agreement, the Settling Parties continue to adhere to that view.

The Settling Parties also believe, however, that the public interest will best be served by expeditiously resolving this proceeding and ensuring that the benefits flow to ratepayers as soon as possible.  Accordingly, the Settling Parties accept all of the modifications and clarifications to the Settlement Agreement proposed by the Ruling.

The Settling Parties will submit an amendment to the Settlement Agreement on or before September 24, 2014 to implement the Ruling and certain other non-substantive adjustments to the Settlement Agreement.  The Settling Parties ask the Commission to approve the amended Settlement Agreement promptly.

1 Although ORA was known as the Division of Ratepayer Advocates for most of this proceeding, this Response refers to it as “ORA” throughout.

Respectfully Submitted, J. ERIC ISKEN WALKER A. MATTHEWS RUSSELL A. ARCHER HENRY WEISSMANN EMILY B. VIGLIETTA /s/ Henry Weissmann By: Henry Weissmann Attorneys for SOUTHERN CALIFORNIA EDISON COMPANY
Date: September 19, 2014
MATTHEW FREEDMAN /s/ Matthew Freedman Attorney for THE UTILITY REFORM NETWORK
Date: September 19, 2014
GREGORY HEIDEN /s/ Gregory Heiden Attorney for OFFICE OF RATEPAYER ADVOCATES
Date: September 19, 2014
EMMA D. SALUSTRO /s/ Emma D. Salustro By: Emma D. Salustro Attorney for SAN DIEGO GAS & ELECTRIC COMPANY
Date: September 19, 2014
LAURENCE G. CHASET /s/ Laurence G. Chaset By: Laurence G. Chaset Attorney for FRIENDS OF THE EARTH
Date: September 19, 2014
JAMIE L. MAULDIN /s/ Jamie L. Mauldin By: Jamie L. Mauldin Attorney for COALITION OF CALIFORNIA UTILITY EMPLOYEES
Date: September 19, 2014